[Firm Letterhead]

September 21, 2012

Office of the Chief Accountant

Securities and Exchange Commission

460 Fifth Street N. W.

Washington, DC 20549

Re: Avantair, Inc. and Subsidiaries

Commission File Number 000-51115

Dear Sirs:

We have received a copy of, and are in agreement with, the statements being made by Avantair, Inc. and Subsidiaries in Item 4.02 of its Form 8-K dated September 17, 2012 and captioned “Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.”

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Sincerely,

J. H. Cohn LLP